Exhibit 99.1
ESS Tech, Inc. Announces First Quarter 2023 Financial Results
Announces Partnership with Coldwell Solar

WILSONVILLE, Ore. – May 9, 2023 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE: GWH), a leading manufacturer of long-duration energy storage systems for commercial and utility-scale applications, today announced financial results for its first quarter of 2023 ended March 31, 2023.
“ESS built nine Energy Warehouses in Q1, continuing our strong pace of production from Q4 and proving out the improved scale of our production capacity. While we continue to make progress operationally, ESS faced certain challenges in the first quarter that limited shipments and revenue recognition, including project delays at a customer site. Although unfortunate, project delays at energy infrastructure companies are common so we remain confident that this timing issue will be resolved,” said Eric Dresselhuys, CEO of ESS. “Significant market tailwinds are building momentum for the long-duration energy storage market and, as the Inflation Reduction Act makes its way through the IRS, we continue to see accelerating traction with customers as we look to forge great partnerships. Our operational initiatives for 2023 to optimize our manufacturing supply base and processes, drive down costs to improve leverage, and conserve our cash balance remain on track and we are poised to play a vital part in meeting the energy storage demands of a zero carbon energy grid.”
Recent Business Highlights
•ESS LDES units received certification to the Underwriters Laboratories’ (UL) 1973 standard, an industry standard for stationary energy storage systems. This certification underscores our tech's resilience, safety and quality in a variety of environments and conditions.
•Entered into a partnership with Coldwell Solar, a major developer and builder of renewable energy projects for California’s commercial, agricultural and utility sectors. ESS is installing three Energy Warehouses in a microgrid to power three wineries in Mendocino County, CA, to help manage demand charges and ensure resilient operations. This microgrid is expected to be operational in late 2023.
•ESS has been awarded over 20 additional patents for its iron flow battery technology since the beginning of 2022, further reinforcing its position as an industry leader in the long-duration energy storage market. This brings the total number of patents held by the company to 62 worldwide as of March 31, 2023, with a further 225 applications filed.
Conference Call Details
ESS will hold a webcast conference call on Tuesday, May 9, 2023 at 4:30 p.m. EDT to discuss financial results for its first quarter 2023 ended March 31, 2023, and provide an operational update. A live webcast of the conference call will be available here and on ESS’ Investor Relations website at http://investors.essinc.com/. Interested parties may join the conference call beginning at 4:30 p.m. EDT on Tuesday, May 9, 2023 via telephone by calling (888) 272-2741 in the U.S., or for international callers, by calling +1 (848) 280-6390.
A replay of the webcast will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
At ESS (NYSE: GWH), our mission is to accelerate global decarbonization by providing safe, sustainable, long-duration energy storage that powers people, communities and businesses with clean, renewable energy anytime and anywhere it’s needed. As more renewable energy is added to the grid, long-duration energy storage is essential to providing the reliability and resiliency we need when the sun is not shining, and the wind is not blowing.
Our technology uses earth-abundant iron, salt and water to deliver environmentally safe solutions capable of providing up to 12 hours of flexible energy capacity for commercial and utility-scale energy storage applications. Established in 2011, ESS Tech, Inc. enables project developers, independent power producers, utilities and other large energy users to deploy reliable, sustainable long-duration energy storage solutions. For more information visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders, the Company’s ability to effectively manage costs, the Company and its current customers resolving delays with respect to projects and the Company’s partnerships with third parties such as Coldwell Solar. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company’s products; issues related to customer acceptance of the Company’s products; issues related to the Company’s partnerships with third parties; inflationary pressures; risk of loss of government funding for customer projects; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Morgan Pitts
+1 (503) 568-0755
Morgan.Pitts@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenue:
Revenue	$371	$—
Revenue - related parties	1	—
Total revenue	372	—
Operating expenses:
Research and development	17,732	12,898
Sales and marketing	1,852	1,501
General and administrative	5,287	7,789
Total operating expenses	24,871	22,188
Loss from operations	(24,499)	(22,188)
Other income (expense):
Interest income (expense), net	1,252	(29)
Gain on revaluation of common stock warrant liabilities	688	16,504
Other income (expense), net	658	4
Total other income (expense)	2,598	16,479
Net loss and comprehensive loss to common stockholders	$(21,901)	$(5,709)

Net loss per share - basic and diluted	$(0.14)	$(0.04)

Weighted average shares used in per share calculation - basic and diluted	154,123,911	151,683,819

ESS Tech, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$87,811	$34,767
Restricted cash, current	1,413	1,213
Accounts receivable, net	689	4,952
Short-term investments	31,196	105,047
Prepaid expenses and other current assets	3,952	5,657
Total current assets	125,061	151,636
Property and equipment, net	18,373	17,570
Operating lease right-of-use assets	3,102	3,401
Restricted cash, non-current	676	675
Other non-current assets	239	271
Total assets	$147,451	$173,553
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,699	$3,036
Accrued and other current liabilities	8,533	14,125
Accrued product warranties	2,874	1,643
Operating lease liabilities, current	1,464	1,421
Deferred revenue	5,929	6,168
Notes payable, current	1,522	1,600
Total current liabilities	23,021	27,993
Notes payable, non-current	—	315
Deferred revenue, non-current	2,442	2,442
Operating lease liabilities, non-current	2,151	2,535
Common stock warrant liabilities	2,521	3,209
Other non-current liabilities	80	85
Total liabilities	30,215	36,579
Stockholders’ equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of March 31, 2023 and December 31, 2022)	—	—
Common stock ($0.0001 par value; 2,000,000,000 shares authorized, 154,344,930 and 153,821,339 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively)	16	16
Additional paid-in capital	757,700	755,537
Accumulated deficit	(640,480)	(618,579)
Total stockholders’ equity	117,236	136,974
Total liabilities and stockholders’ equity	$147,451	$173,553

ESS Tech, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(21,901)	$(5,709)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,077	196
Non-cash interest (income) expense	(762)	14
Non-cash lease expense	299	275
Stock-based compensation expense	2,059	2,760
Change in fair value of common stock warrant liabilities	(688)	(16,504)
Other non-cash income and expenses, net	(48)	—
Changes in operating assets and liabilities:
Accounts receivable	4,330	785
Prepaid expenses and other assets	1,731	405
Accounts payable	(529)	(1,852)
Accrued and other current liabilities	(4,657)	421
Accrued product warranties	1,231	—
Deferred revenue	(306)	—
Operating lease liabilities	(346)	(165)
Net cash used in operating activities	(18,510)	(19,374)

Cash flows from investing activities:
Purchases of property and equipment	(2,610)	(4,041)
Maturities and purchases of short-term investments, net	74,668	—
Net cash provided by (used in) investing activities	72,058	(4,041)

Cash flows from financing activities:
Payments on notes payable	(400)	(483)
Proceeds from stock options exercised	104	47
Repurchase of shares from employees for income tax withholding purposes	—	(2,808)
Other, net	(7)	—
Net cash used in financing activities	(303)	(3,244)

Net change in cash, cash equivalents and restricted cash	53,245	(26,659)
Cash, cash equivalents and restricted cash, beginning of period	36,655	240,232
Cash, cash equivalents and restricted cash, end of period	$89,900	$213,573

ESS Tech, Inc.
Condensed Consolidated Statements of Cash Flows (continued)
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$413	$403
Non-cash investing and financing transactions:
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	623	2,235
Right-of-use operating lease assets obtained in exchange for lease obligations	—	4,534
Right-of-use finance lease assets obtained in exchange for lease obligations	—	123

Cash and cash equivalents	$87,811	$212,331
Restricted cash, current	1,413	1,167
Restricted cash, non-current	676	75
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$89,900	$213,573

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

Three Months Ended March 31,
2023
Research and development	$17,732
Less: stock-based compensation	(993)
Non-GAAP research and development	$16,739

Sales and marketing	$1,852
Less: stock-based compensation	(150)
Non-GAAP sales and marketing	$1,702

General and administrative	$5,287
Less: stock-based compensation	(916)
Non-GAAP general and administrative	$4,371

Total operating expenses	$24,871
Less: stock-based compensation	(2,059)
Non-GAAP total operating expenses	$22,812

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

Three Months Ended March 31,
2023
Net loss	$(21,901)
Interest income (expense), net	(1,252)
Stock-based compensation	2,059
Depreciation	1,071
Gain on revaluation of common stock warrant liabilities	(688)
Other income (expense), net	(658)
Adjusted EBITDA	$(21,369)